Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Costs:
Management software license	$ 8,424	$ 7,215
Patent technology	1,567	1,842
Total intangible assets - at cost	9,991	9,057
Less: Accumulated amortization	(6,392)	(5,640)
Balance at end of year, net	$ 3,599	$ 3,417